Exhibit 10.5

AMENDMENT NO. 1 TO THE REGISTRATION RIGHTS AGREEMENT

    This Amendment No. 1 (the “Amendment”) to the Registration Rights Agreement, dated August 13, 2015 (the “Agreement”), is entered into as of October 16, 2015 by and between True Drinks Holdings, Inc., a Nevada corporation (the “Company”), and each of the parties (individually, a “Purchaser” and collectively the “Purchasers”) identified in the signature pages hereto. Unless otherwise specified herein, all capitalized terms set forth in this Amendment shall have the meanings as set forth in the Purchase Agreement (as defined below).
RECITALS

    WHEREAS, on August 13, 2015, in connection with that certain Securities Purchase Agreement, dated August 13, 2015 (the “Purchase Agreement”), the Company and the Purchasers entered into the Agreement, wherein the Company undertook obligations to register with the SEC certain shares held by the Purchasers;

    WHEREAS, pursuant to that certain Amendment No. 1 to the Securities Purchase Agreement, dated as of the date hereof, by and between the Company and the Purchasers party thereto, Purchaser Red Beard Holdings, LLC, a California limited liability company (“Red Beard”) has agreed to purchase from the Company an additional 8,823 shares of Preferred Stock on the same terms as set forth in the Purchase Agreement;

    WHEREAS, on October 9, 2015, the Company issued to Mr. Vincent C. Smith (the “Additional Purchaser”), a principal of Red Beard, a five-year warrant to purchase 17.5 million shares of Common Stock, at an exercise price of $0.188 per share, as consideration for the execution by Mr. Smith of a personal guaranty relating to certain of the Company’s commercial obligations;

    WHEREAS, the Company and the Purchasers now desire to enter into this Amendment to cause the Additional Purchaser to become a party to the Agreement and to cause the Agreement to apply to the newly purchased shares and the shares issuable upon the exercise of the warrant issued in connection with the personal guaranty.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned parties agree as follows:

1.           In the Recitals to the Agreement, the definition of “Purchase Agreement” is amended and restated as “that certain Securities Purchase Agreement, dated August 13, 2015, by and among the Company and the Purchasers, as amended by that certain Amendment No. 1 to the Securities Purchase Agreement, dated October 16, 2015.”

2.           Section 1 of the Agreement is hereby amended to add the following definitions:

“Guaranty Shares” means the shares of Common Stock issuable upon the exercise of the Guaranty Warrant.

“Guaranty Warrant” means, that certain Warrant dated October 9, 2015 by and between the Company and Vincent C. Smith.

3.           The following definitions set forth in Section 1 of the Agreement are hereby amended and restated in their entirety as follows:

 “Purchasers” means (i) Vincent C. Smith and (ii) the Purchasers identified in the Purchase Agreement and any Affiliate or permitted transferee (as defined in Section 7(c)) of any Purchaser who is a subsequent holder of the Guaranty Warrant, any Series C Warrants or Registrable Securities.

 “Registrable Securities” means (i) the Shares, (ii) the Warrant Shares, (iii) the Guaranty Shares, and (iv) any other securities issued or issuable with respect to or in exchange for Registrable Securities, whether by merger, charter amendment or otherwise; provided, that, a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) such security becoming eligible for sale without restriction and without current public information by the Purchasers pursuant to Rule 144.

4.           The Additional Purchaser, by his signature below, hereby becomes a “Purchaser” under the Agreement with the same force and effect as if originally named therein as a “Purchaser”.

5.           In the event any conflicts between this Amendment and the terms and conditions set forth in the Agreement arise, the terms and conditions set forth herein shall control. Notwithstanding the execution of this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.  The Purchasers do not, in any way, waive the Company’s obligations to comply with any of the provisions, covenants and terms of the Agreement (as amended hereby).

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IN WITNESS WHEREOF, this Amendment is executed as of the day and year first written above.

ADDRESS:	TRUE DRINKS HOLDINGS, INC.
18552 MacArthur Boulevard, Suite 325 Irvine, CA 92612
By: /s/ Lance Leonard Name: Lance Leonard Title: Chief Executive Officer

ADDRESS:	PURCHASER: RED BEARD HOLDINGS, LLC

By: /s/ Vincent C. Smith Name: Vincent C. Smith Title: Manager

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, this Amendment is executed as of the day and year first written above.

ADDRESS:	PURCHASER

_____________________________ Vincent C. Smith

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE REGISTRATION RIGHTS AGREEMENT]